August 1, 2018

Dominion Energy Midstream Partners Announces Second-Quarter 2018 Earnings

•	Net income attributable to the partnership of $47.9 million; approximately 14 percent increase over second quarter 2017
•	Adjusted EBITDA of $76.3 million; more than 11 percent increase over second-quarter 2017
•	Board of Directors declares cash distribution of $0.3510 per unit, representing 5 percent increase over first-quarter 2018

RICHMOND, Va. – Dominion Energy Midstream Partners, LP (NYSE: DM), reported unaudited net income attributable to the partnership of $47.9 million for the three months ended June 30, 2018.  Adjusted earnings before interest, income taxes, depreciation and amortization (Adjusted EBITDA) were $76.3 million for the second quarter, and distributable cash flow was $49.3 million for the quarter. The distribution coverage ratio was 1.11 times at the end of the second-quarter.

Dominion Energy Midstream uses Adjusted EBITDA and distributable cash flow as the primary performance measurements of its earnings and results for public communications with analysts and investors.  Dominion Energy Midstream also uses Adjusted EBITDA and distributable cash flow internally for budgeting, reporting to the Board of Directors and other purposes. Management believes Adjusted EBITDA and distributable cash flow provide a more meaningful representation of the partnership's financial performance and liquidity. Schedules B and D of this press release include reconciliations to the most directly comparable Generally Accepted Accounting Principles (GAAP) measures.

QUARTERLY DISTRIBUTION
On July 25, 2018, the Board of Directors declared a quarterly distribution of $0.3510 per common unit, payable on Aug. 15, 2018, to unitholders of record at the close of business Aug. 6, 2018. This distribution represents a 5 percent increase over the first-quarter 2018 distribution.

CONFERENCE CALL TODAY
Dominion Energy Midstream and Dominion Energy will jointly host a second-quarter earnings conference call at 10 a.m. ET on Wednesday, Aug. 1, 2018.  Management will discuss second-quarter financial results and other matters of interest to the financial community.

Domestic callers should dial (877) 410-5657.  International callers should dial (334) 323-9872.  The passcode for the conference call is "Dominion."  Participants should dial in 10 to 15 minutes prior to the scheduled start time.  Members of the media also are invited to listen.

A live webcast of the conference call, including accompanying slides and other financial information, will be available on the partnership's investor information page at dominionenergymidstream.com/investors.

A replay of the conference call will be available beginning about 1 p.m. ET August 1 and lasting until 11 p.m. ET August 8.  Domestic callers may access the recording by dialing (877) 919-4059.  International callers should dial (334) 323-0140.  The PIN for the replay is 54257608.  Additionally, a replay of the webcast will be available on the investor information pages by the end of the day August 1.

ABOUT DOMINION ENERGY MIDSTREAM
Dominion Energy Midstream is a Delaware limited partnership formed by Dominion Energy, Inc., to grow a portfolio of natural gas terminalling, processing, storage, transportation and related assets.  It is headquartered in Richmond, Va. For more information about Dominion Energy Midstream, visit its website at www.dominionenergymidstream.com.

#####

CONTACTS:     Media: Ryan Frazier, (804) 819-2521 or C.Ryan.Frazier@dominionenergy.com
                            Financial analysts: Steven Ridge, (804) 929-6865 or Steven.D.Ridge@dominionenergy.com

Dominion Energy Midstream Partners, LP
Schedule A - Consolidated Statements of Income*
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
(millions, except per unit data)
Operating Revenue	$ 247.6	$ 115.7	$ 357.7	$ 245.9
Operating Expenses
Purchased gas and other	2.3	9.8	12.6	22.0
Other operations and maintenance	55.1	38.1	92.7	69.2
Depreciation and amortization	47.3	25.4	71.8	50.3
Other taxes	9.5	9.2	19.2	18.5
Total operating expenses	114.2	82.5	196.3	160.0
Income from operations	133.4	33.2	161.4	85.9
Earnings from equity method investees	6.1	5.2	17.1	13.2
Other income	1.4	1.3	3.2	2.6
Interest and related charges	8.9	8.1	15.8	15.8
Net income including noncontrolling interest	132.0	31.6	165.9	85.9
Less: Net income (loss) attributable to noncontrolling interest	84.1	(10.4)	60.7	(8.3)
Net income attributable to partners	$ 47.9	$ 42.0	$ 105.2	$ 94.2

Net income attributable to partners' ownership interest
Preferred unitholders' interest in net income	$ 9.5	$ 9.5	$ 19.0	$ 19.0
General partner's interest in net income	-	0.3	8.9	3.0
Common unitholders' interest in net income	38.4	21.8	64.8	48.9
Subordinated unitholder's interest in net income	-	10.4	12.5	23.3

Net income (loss) per limited partner unit (basic)
Common units	$0.46	$0.33	$0.87	$0.73
Subordinated units	($0.06)	$0.33	$0.44	$0.73
Net income (loss) per limited partner unit (diluted)
Common units	$0.42	$0.31	$0.78	$0.67
Subordinated units	($0.06)	$0.33	$0.44	$0.73

* The notes contained in Dominion Energy Midstream's most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

Dominion Energy Midstream Partners, LP
Schedule B - Reconciliation of EBITDA and Adjusted EBITDA to Net Income*
(Unaudited)

The following table presents a reconciliation of EBITDA and Adjusted EBITDA to the most directly comparable GAAP financial measure for each period.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
(millions)
Net income including noncontrolling interest	$ 132.0	$ 31.6	$ 165.9	$ 85.9
Add:
Depreciation and amortization	47.3	25.4	71.8	50.3
Interest and related charges	8.9	8.1	15.8	15.8
EBITDA	$ 188.2	$ 65.1	$ 253.5	$ 152.0
Distributions from equity method investees	8.6	7.0	17.2	14.0
Less:
Earnings from equity method investees	6.1	5.2	17.1	13.2
EBITDA attributable to noncontrolling interest	114.4	(1.7)	97.8	8.8
Adjusted EBITDA	$ 76.3	$ 68.6	$ 155.8	$ 144.0

* The notes contained in Dominion Energy Midstream's most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

Dominion Energy Midstream Partners, LP
Schedule C - Summary of Consolidated Statements of Cash Flows*
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017[1]	2018	2017[1]
(millions)
Cash flows from operating activities:
Net income including noncontrolling interest	$ 132.0	$ 31.6	$ 165.9	$ 85.9
Adjustments to reconcile net income including noncontrolling interest to net cash provided by operating activities	17.1	33.3	150.9	89.6
Net cash provided by operating activities	$ 149.1	$ 64.9	$ 316.8	$ 175.5

Net cash used in investing activities	$ (70.0)	$ (175.5)	$ (180.4)	$ (537.6)

Net cash provided by (used in) financing activities	$ (29.1)	$ 90.0	$ 22.4	$ 393.0

Cash, restricted cash and equivalents at beginning of period	132.5	116.1	23.7	64.6
Cash, restricted cash and equivalents at end of period	$ 182.5	$ 95.5	$ 182.5	$ 95.5

[1] Amounts for 2017 have been recast to reflect the adoption of new accounting standards related to the presentation of equity method investment distributions and restricted cash and equivalents.

* The notes contained in Dominion Energy Midstream's most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

Dominion Energy Midstream Partners, LP
Schedule D - Reconciliation of Distributable Cash Flow to Net Cash from Operating Activities*
(Unaudited)

The following table presents a reconciliation of distributable cash flow to the most directly comparable GAAP financial measure for each period.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017[1]	2018	2017[1]
(millions)
Net cash provided by operating activities	$ 149.1	$ 64.9	$ 316.8	$ 175.5
Less:
Cash attributable to noncontrolling interest	75.6	1.8	59.4	20.6
Restricted cash for customer deposits	16.0	-	120.4	-
Other changes in working capital and noncash adjustments	18.8	5.5	6.3	(10.9)
Cash received from distribution reserve	-	-	12.5	-
Adjusted EBITDA	76.3	68.6	155.8	144.0
Adjustments to cash:
Less: Distributions to preferred unitholders	(9.5)	(9.5)	(19.0)	(19.0)
Plus (less): Contract liabilities	1.1	(0.2)	1.9	(0.3)
Less: Amortization of regulatory liability	(0.7)	(0.7)	(1.4)	(1.4)
Less: Maintenance capital expenditures	(9.0)	(12.7)	(18.1)	(25.9)
Plus: Acquisition costs funded by Dominion Energy	-	4.0	-	4.2
Less: Interest expense and AFUDC equity	(9.0)	(8.8)	(18.0)	(16.9)
Plus: Non-cash director compensation	0.1	-	0.2	0.1
Distributable cash flow	$ 49.3	$ 40.7	$ 101.4	$ 84.8

[1] Amounts for 2017 have been recast to reflect the adoption of a new accounting standard for the presentation of equity method investment distributions and therefore this reconciliation does not include an adjustment for equity method investment distributions included in investing activities.

* The notes contained in Dominion Energy Midstream's most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

Dominion Energy Midstream Partners, LP
Schedule E - Selected Financial Data*
(Unaudited)

	Three Months Ended		Six Months Ended
		June 30,		June 30,
	2018	2017	2018	2017
(millions, except ratio)
Adjusted EBITDA	$ 76.3	$ 68.6	$ 155.8	$ 144.0
Adjustments to cash:
Less: Distributions to preferred unitholders	(9.5)	(9.5)	(19.0)	(19.0)
Plus (less): Contract liabilities	1.1	(0.2)	1.9	(0.3)
Less: Amortization of regulatory liability	(0.7)	(0.7)	(1.4)	(1.4)
Less: Maintenance capital expenditures	(9.0)	(12.7)	(18.1)	(25.9)
Plus: Acquisition costs funded by Dominion Energy	-	4.0	-	4.2
Less: Interest expense and AFUDC equity	(9.0)	(8.8)	(18.0)	(16.9)
Plus: Non-cash director compensation	0.1	-	0.2	0.1
Distributable cash flow	$ 49.3	$ 40.7	$ 101.4	$ 84.8
Distributions:
Incentive distribution rights	-	4.3	8.9	7.2
Common unitholders	44.4	19.4	67.1	37.8
Subordinated unitholder	-	9.2	10.7	18.0
Total distributions	$ 44.4	$ 32.9	$ 86.7	$ 63.0
Coverage ratio	1.11x	1.24x	1.17x	1.35x

* The notes contained in Dominion Energy Midstream's most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

See schedules B and D for reconciliations of non-GAAP measures.